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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 8, 1996


                         AMVESTORS FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Kansas                     0-15530                  48-1021516
    (State or Other             (Commission File          (I.R.S. Employer
    Jurisdiction of                  Number)           Identification Number)
    Incorporation)

                           415 Southwest Eighth Avenue
                              Topeka, Kansas 66603
                     (Address of Principal Executive Office)

Registrant's telephone number, including area code:  (913) 295-4400






























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Item 2.  Acquisition and Disposition of Assets.
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    On April 8, 1996, AmVestors Financial Corporation, a Kansas corporation
("AmVestors") acquired Financial Benefit Group, Inc., a Delaware corporation ("FBG") in accordance with an Agreement and Plan of Merger, dated September 8, 1995, by and among AmVestors, FBG and AmVestors Acquisition Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of AmVestors ("Acquisition Subsidiary"). In accordance with the Merger Agreement, FBG merged with and into Acquisition Subsidiary in a transaction which resulted in the survival of Acquisition Subsidiary as a wholly owned subsidiary of AmVestors (the "Merger"). Pursuant to the Merger Agreement, each share of FBG Class A common stock will be exchanged for (i) 0.3822 shares of AmVestors' common stock, no par value per share ("Common Stock"), (ii) $0.35 of cash and (iii) 0.0932 of AmVestors Class A Warrants each exercisable until April 2, 2002 for an exercise price of $16.42 per share of Common Stock ("Warrants"). As a result, AmVestors will issue 2,722,726 new shares of Common Stock and Warrants to purchase an additional 663,890 shares of Common Stock.

    A copy of the press release issued by AmVestors announcing the completion of the Merger is filed herewith as Exhibit 1 and incorporated herein by reference. A copy of the Proxy Statement (as hereinafter defined) is filed herewith as Exhibit 2 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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    (a)  Financial Statements of Business Acquired.
         ------------------------------------------

         The financial statements of the business acquired, FBG, required by this item are contained at pages F-45 through F-74 of the Proxy Statement which pages are filed herewith at Exhibit 2 and incorporated herein by reference.

    (b)  Pro Forma Financial Information.
         --------------------------------

         The pro forma financial information required by this item is contained under the heading "PROFORMA COMBINED FINANCIAL INFORMATION" in the Proxy Statement which information is filed herewith at Exhibit 2 and incorporated herein by reference.

    (c)  Exhibits.
         ---------

         1. Press release, dated April 9, 1996, issued by AmVestors Financial Corporation.

         2. AmVestors Proxy Statement, dated March 1, 1996 and previously filed with the Commission is hereby incorporated herein by reference (the "Proxy Statement").





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 1996

                                          AMVESTORS FINANCIAL CORPORATION

                                          By: /s/ Ralph W. Laster, Jr.
                                              ---------------------------------
                                              Ralph W. Laster
                                              Chief Executive Officer